UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

Momenta Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MNTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On June 19, 2019, Momenta Pharmaceuticals, Inc. (“Momenta”), together with Sandoz Inc. (“Sandoz”), announced that they have entered into a settlement agreement (the “Agreement”) with Amphastar Pharmaceuticals, Inc. and International Medication Systems, Ltd. (Amphastar Pharmaceuticals, Inc. and International Medication Systems, Ltd. individually and collectively referred to as “Amphastar”) to settle certain patent infringement litigation relating to a Momenta patent for its generic enoxaparin product (the “Patent Action”) and related antitrust litigation (the “Antitrust Action,” and collectively with the Patent Action, the “Actions”) between the parties.

The United States District Court for the District of Massachusetts had entered final judgment in the Patent Action in March 2018, finding that Amphastar infringed Momenta’s patent, but that the patent was invalid and unenforceable against one of the two infringing methods used by Amphastar (the “Patent Judgment”). The Agreement became effective on June 18, 2019, upon the United States District Court for the District of Massachusetts’ entry of a final order of vacatur (the “Vacatur Order”) of the Patent Judgment. Momenta will pay $21 million to Amphastar by July 2, 2019 under the terms of the Agreement.

As previously disclosed, Momenta had posted $36.1 million as collateral for a $100 million security bond required to be posted by Momenta and Sandoz in connection with the Patent Action, and had classified the collateral as restricted cash in its consolidated balance sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 19, 2019	By:	/s/ Craig A. Wheeler
Craig A. Wheeler
President and Chief Executive Officer